UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 OR 15(d) of the Securities

                       Exchange Act of 1934 Date of Report
               (Date of earliest event reported) January 23, 2008

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its charter)

           Oregon                    0-27938                    93-1193156
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)             Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)

                          (541) 298-6649 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 23, 2008, Columbia Bancorp (the "Company") announced its financial results for the fourth quarter ending December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01. Exhibits.

(d) Exhibits

99.1 Press Release dated January 23, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 23, 2008                /s/ Roger L. Christensen
                                        ------------------------
                                        Roger L. Christensen, President and
                                        Chief Executive - Columbia River Bank;
                                        President and Chief Executive
                                        Officer - Columbia Bancorp

Dated:  January 23, 2008                /s/ Staci L. Coburn
                                        -------------------
                                        Staci L. Coburn, Corporate
                                        Vice President and Chief Accounting
                                        Officer - Columbia River Bank ,
                                        Columbia Bancorp

                   Exhibit 99.1Press Release of the Registrant